(ICON)

Prudential
Equity
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

Prudential Equity Fund, Inc.
Performance At A Glance.

1995 was an exceptional year for U.S. stocks. In general, falling interest rates and rising corporate profits gave stocks their best performance since 1958, as measured by Ibbotson Associates. We're pleased to report that the Prudential Equity Fund also enjoyed a strong year. Class A shares performed better than the average equity fund and Class B and C shares performed in line with the average equity fund, according to Lipper Analytical Services.

Cumulative Total Returns1                                  As of 12/31/95
                       One       Five        Ten         Since
                       Year      Years      Years      Inception2
Class A                31.6%     132.9%      N/A          136.1%
Class B                30.6      123.9      274.4%        734.0
Class C                30.6       N/A        N/A           30.6
Lipper Growth Avg3     30.8      113.4      251.8         615.9

Average Annual Total Returns1                             As of 12/31/95
                       One       Five        Ten         Since
                       Year      Years      Years      Inception2
Class A                25.0%     17.2%       N/A          14.6%
Class B                25.6      17.4       14.1%         16.6
Class C                29.6       N/A        N/A          20.9

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. Cumulative total returns do not take into account sales charges. Average annual total returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: Class A 1/22/90; Class B 3/15/82; Class C 8/1/94.

3These are the average returns of: 572 funds for one year; 237 funds for five years; 153 funds for 10 years; and 115 funds since inception of the Class B shares, as determined by Lipper Analytical Services.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. The returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors have received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. but their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

Global Stock Funds will also fluctuate a great deal. However, investments overseas are subject to political,social and currency risks that may affect performance.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Thomas R. Jackson, Fund Manager                      (PICTURE)

Portfolio
Manager's Report

The Prudential Equity Fund invests in stocks of major, established companies, primarily in the United States. We employ a strict "value" investment style, looking for stocks whose prices seem too low given their underlying earnings, sales, cash flow or book value. In other words, we look for bargains in the current market.

Strategy Session.
As 1995 started, we were almost fully invested in stocks (93% of total net assets), our most optimistic position in several years. Our optimism was rewarded: the economy slowed just enough to put inflation in the deep freeze, and the Federal Reserve cut interest rates twice. Corporate profits also hit record levels, rising more than 15%. The slowing economy, low inflation, declining interest rates and rising corporate profits encouraged stock investors, who bid prices higher and higher throughout the year.

With stock prices so high, where did a value investor find strong companies with undervalued stock prices? It wasn't easy, but we found some in the financial services, automotive and retail industries. These stocks were undervalued because investors initially feared a recession that never occurred. The public postponed borrowing money (from financial services companies like banks) and slowed down their purchases of new cars and clothes from automakers and retailers.

Instead, as interest rates declined last year, financial services companies were among the first to benefit. As the cost of their "raw material" -- money -- fell, financial services stock prices rose. Because 26% of total net assets were financial services stocks (as of 6/30/95), the Fund profited.

Can automotive and retailing stocks be far behind? If the Federal Reserve continues to cut interest rates in 1996 to boost the economy (as they did on January 31), consumers should regain the confidence to buy more cars and retail goods. As a result, the companies in these industries should do well. Therefore, we remain optimistic about our automotive and retail stocks, a combined 11.7% of net assets at year end.

Sector Breakdown.
Prudential Equity Fund
as of 12/31/95.
(PIE CHART)

Putting 1995
In Perspective.

The financial markets posted extraordinary returns in 1995. While investors celebrated this performance, few expect last year's returns to repeat in 1996. It is important to maintain realistic expectations about the future -- differences in yearly returns highlight the importance of diversification and professional management. Please see page 2 for more information.

What Went Well.
Banked On Low Rates.

Our large holdings in bank, financial services and insurance stocks (25% of total net assets at year end) really helped the Fund's total return last year. As interest rates declined, profits rose for American Express, Dean Witter Discover and Travelers -- all stocks we owned. In addition, the financial services industry continued to consolidate in 1995, reflecting the trend toward "nationwide banks." The prices of many financial services stocks rose because of a boom in merger and acquisition activity. Not surprisingly, our holding of Chase Manhattan (1.1% of net assets at year end), which merged with Chemical Bank, was a good move.

You Heard It Here First.
Digital Equipment Corporation, a stock we've owned since 1990, enjoyed one of its best years in 1995. We have had a long-standing belief in the turnaround potential of the company, but it wasn't until 1995 that an improved product line and strong new management team led to a rise in earnings, lifting the stock price to new levels. Digital Equipment comprised 4.4% of assets at year end.

And Not So Well.
Cars and Clothes Hurt.

As mentioned earlier, we also focused on automotive and retail stocks in 1995, many of which we purchased at rock-bottom prices. Last year, for example, Chrysler stock was attractively priced and we bought it. Weak sales forced down stock prices of many retailers. So, we shopped for bargains, buying Dillard and Federated department stores and adding to our holdings of retail discounters such as TJX Companies.

If interest rates continue to fall, consumers will be more likely to borrow to buy cars and retail goods. So, we're maintaining our investments in these areas.

Too Little Tech.
We held fewer assets in technology stocks -- particularly telecommunications stocks -- than many other growth funds when technology stocks were among the biggest gainers for the year. Why? Technology stocks were more attractive to "growth style" managers who focus more on future earnings growth than current stock "value." However, if technology stock prices continue to fall in 1996 (as they had begun to do when 1996 opened), we may consider selectively buying them.

Of course, our substantial cash position (19.3% as of December 31, 1995) also held back performance.

Five Largest Holdings.*
4.4%   Digital Equipment
        Computer Hardware

3.7%   Kimberly Clark
        Forest Products

2.8%  Chrysler
       Autos & Trucks

2.5%  Baxter International
       Drugs & Medical Supplies

2.4%  Loews
       Diversified Consumer Prod.

*Expressed as a percentage of total net assets as of 12/31/95.

Looking Ahead.
Where will our next investments be made? We're eyeing economically sensitive stocks (such as manufacturing and industrial companies), but the challenge for 1996 will be to determine when these stocks offer enough value to compensate for the risks of a still-sluggish economy.

Do we see another 30%+ year for the stock market -- and for the Fund -- in 1996? Definitely not. In fact, we don't think U.S. stocks are likely to match even the 16.4% average annual gains they've enjoyed since 1982. Annual returns closer to the long-term (since 1926) historical average of 10.5% seem more likely. (Source: Prudential Investment Corp. based on the Standard & Poor's 500 Stock Index.)

President's Letter                                    February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up.
At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments as
of December 31, 1995                    PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--81.4%
COMMON STOCKS--80.7%
    ------------------------------------------------------------
Aerospace/Defense--2.2%
   70,400   Lockheed Corp.                       $    5,561,600
1,740,000   Loral Corp.                              61,552,500
   40,900   United Technologies Corp.                 3,880,388
                                                 --------------
                                                     70,994,488
------------------------------------------------------------
Automobiles & Trucks--3.9%
1,700,000   Chrysler Corp.                           94,137,500
  600,000   General Motors Corp.                     31,725,000
  404,800   Navistar International Corp.(a)           4,250,400
                                                 --------------
                                                    130,112,900
------------------------------------------------------------
Banks & Financial Services--14.5%
1,800,000   American Express Co.                     74,475,000
  303,800   American Financial Group, Inc.            9,303,875
  800,000   American General Corp.                   27,900,000
  700,000   Bank of New York Co., Inc.               34,125,000
  500,000   BankAmerica Corp.                        32,375,000
  600,000   Chase Manhattan Corp.                    36,375,000
  900,000   Comerica, Inc.                           36,112,500
1,300,000   Dean Witter Discover & Co.               61,100,000
  177,000   First America Bank Corp.                  7,854,375
1,000,000   Great Western Financial Corp.            25,500,000
  800,000   Lehman Brothers Holdings, Inc.           17,000,000
  292,505   Mellon Bank Corp.                        15,722,144
  256,500   Mercantile Bankshares Corp.               7,149,937
  345,600   Morgan (J.P.) & Co., Inc.                27,734,400
  500,000   NationsBank Corp.                        34,812,500
  225,000   Republic New York Corp.                  13,978,125
  600,000   Salomon, Inc.                            21,300,000
                                                 --------------
                                                    482,817,856
------------------------------------------------------------
Chemicals--0.5%
  706,900   Wellman, Inc.                            16,081,975
Commercial Services--1.3%
  600,000   AAR Corp.                            $   13,200,000
  273,800   American Standard Cos., Inc.              7,666,400
  278,200   TRW Inc.                                 21,560,500
                                                 --------------
                                                     42,426,900
------------------------------------------------------------
Computer Hardware--7.2%
3,500,000   Amdahl Corp.                             29,750,000
1,200,000   Comdisco, Inc.                           27,150,000
2,300,000   Digital Equipment Corp.(a)              147,487,500
  412,900   Gerber Scientific, Inc.                   6,709,625
  300,000   International Business Machines
              Corp.                                  27,525,000
                                                 --------------
                                                    238,622,125
------------------------------------------------------------
Construction & Housing--0.6%
  550,000   Centex Corp.                             19,112,500
------------------------------------------------------------
Diversified Consumer Products--4.0%
  750,000   Gibson Greetings Inc.                    12,000,000
1,000,000   Loews Corp.                              78,375,000
1,400,000   RJR Nabisco Holdings Corp.               43,225,000
                                                 --------------
                                                    133,600,000
------------------------------------------------------------
Drugs & Medical Supplies--2.5%
2,000,000   Baxter International Inc.                83,750,000
------------------------------------------------------------
Electric Power--0.8%
  170,000   American Electric Power Company,
              Inc.                                    6,885,000
  570,000   General Public Utilities Corp.           19,380,000
                                                 --------------
                                                     26,265,000
------------------------------------------------------------
Electronics--0.5%
   15,000   Harris Computer Systems, Inc.               202,500
  300,000   Harris Corp.                             16,387,500
                                                 --------------
                                                     16,590,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----

Portfolio of Investments as
of December 31, 1995                 PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Energy Equipment & Services--0.8%
  500,000   BJ Services Corp.(a)                 $   14,500,000
1,300,000   NorAm Energy Corp.                       11,537,500
                                                 --------------
                                                     26,037,500
------------------------------------------------------------
Forest Products--6.9%
   55,000   Crown Vantage Inc.                          783,750
  225,000   Georgia-Pacific Corp.                    15,440,625
1,183,500   International Paper Co.                  44,825,062
  550,000   James River Corp. of Virginia            13,268,750
1,476,598   Kimberly-Clark Corp.                    122,188,484
  161,300   Mead Corp.                                8,427,925
  125,000   Rayonier Inc.                             4,171,875
  202,300   Temple-Inland Inc.                        8,926,488
  198,700   Willamette Industries, Inc.              11,176,875
                                                 --------------
                                                    229,209,834
------------------------------------------------------------
Hospitals--3.6%
1,351,300   Foundation Health Corp.(a)               58,105,900
2,937,874   Tenet Healthcare Corp.                   60,960,885
                                                 --------------
                                                    119,066,785
------------------------------------------------------------
Insurance--10.3%
1,000,000   Alexander & Alexander Services,
              Inc.                                   19,000,000
  600,000   Chubb Corp.                              58,050,000
  700,000   Citizens Corp.                           13,037,500
1,132,700   First Colony Corp.                       28,742,262
  900,828   Old Republic International Corp.         31,979,394
  255,500   Providian Corp.                          10,411,625
1,400,000   SAFECO Corp.                             48,300,000
  426,900   St. Paul Companies, Inc.                 23,746,312
1,500,000   The Equitable Companies, Inc.            36,000,000
    4,000   Transport Holdings, Inc.                    163,000
  800,000   Travelers Corp.                          50,300,000
1,461,900   Western National Corp.                   23,573,138
                                                 --------------
                                                    343,303,231
Metals - Non Ferrous--2.2%
  250,000   Alumax Inc.(a)                       $    7,656,250
  600,000   Aluminum Company of America              31,725,000
  122,750   AMAX Gold Inc.                              889,938
1,293,000   Cyprus Minerals Co.                      33,779,625
                                                 --------------
                                                     74,050,813
------------------------------------------------------------
Oil & Gas Exploration/Production--5.3%
  300,000   Amerada Hess Corp.                       15,900,000
  200,000   Atlantic Richfield Co.                   22,150,000
1,100,000   Occidental Petroleum Corp.               23,512,500
1,500,000   Oryx Energy Co.                          20,062,500
1,598,596   Societe Nationale Elf Aquitaine,
              ADR (France)                           58,748,403
  738,365   Total SA, ADR (France)(a)                25,104,410
  504,400   Union Texas Petroleum Holdings,
              Inc.                                    9,772,750
                                                 --------------
                                                    175,250,563
------------------------------------------------------------
Retail--7.8%
  119,700   Dayton-Hudson Corp.                       8,977,500
1,642,900   Dillard Department Stores, Inc.          46,822,650
  700,000   Federated Department Stores,
              Inc.(a)                                19,250,000
5,500,000   KMart Corp.                              39,875,000
1,000,000   Liz Claiborne, Inc.                      27,750,000
  500,000   Petrie Stores Corp.                       1,375,000
1,168,300   Tandy Corp.                              48,484,450
1,432,700   TJX Companies, Inc.                      27,042,212
  800,000   Toys ``R'' Us, Inc.(a)                   17,400,000
1,100,000   Waban, Inc.(a)                           20,625,000
                                                 --------------
                                                    257,601,812
------------------------------------------------------------
Specialty Chemicals--0.8%
  388,200   Eastman Chemical Co.                     24,311,025
  100,000   Witco Corp.                               2,925,000
                                                 --------------
                                                     27,236,025

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.

Portfolio of Investments as
of December 31, 1995                        PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------


Shares       Description                     Value (Note 1)
     ------------------------------------------------------------
Steel--0.8%
  500,000   Bethlehem Steel Corp.(a)             $    7,000,000
1,368,300   Birmingham Steel Corp.                   20,353,463
                                                 --------------
                                                     27,353,463
------------------------------------------------------------
Telecommunications--3.1%
1,446,500   Sprint Corp.                             57,679,188
1,100,000   Telefonica de Espana, S.A., ADR
              (Spain)                                46,062,500
                                                 --------------
                                                    103,741,688
------------------------------------------------------------
Transportation--1.1%
  186,900   Canadian National Railway Co.(b)          2,803,500
1,000,000   OMI Corp.                                 6,500,000
  550,000   Overseas Shipholding Group, Inc.         10,450,000
  747,517   Southern Pacific Rail Corp.              17,940,408
                                                 --------------
                                                     37,693,908
                                                 --------------
            Total common stocks
              (cost $1,952,093,521)               2,680,919,366
PREFERRED STOCK--0.7%
4,000,000   RJR Nabisco Holdings Corp.
              Conv. Pfd. Stock
              (cost $25,999,617)                     25,500,000
                                                 --------------
            Total long-term investments
              (cost $1,978,093,138)               2,706,419,366
                                                 --------------

Principal
Amount       Description                        Value
(000)        (Note 1)
SHORT-TERM INVESTMENTS--19.4%
------------------------------------------------------------
U.S. Government Security--0.1%
            United States Treasury Note
$   1,500   4.375%, 11/15/96                     $    1,489,176
------------------------------------------------------------
Repurchase Agreement--19.3%
  642,246   Joint Repurchase Agreement
              Account,
              5.85%, due 1/2/96 (Note 5)            642,246,000
                                                 --------------
            Total short-term investments
              (cost $643,732,293)                   643,735,176
                                                 --------------
------------------------------------------------------------
Total Investments--100.8%
            (cost $2,621,825,431; Note 4)         3,350,154,542
            Liabilities in excess of other
              assets--(0.8%)                        (27,255,352)
                                                 --------------
            Net Assets--100%                     $3,322,899,190
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing security.
(b) Installment Receipt. The Fund is liable for a second payment in the amount of C$10.75 per share on November 26, 1996 if it continues to own this security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Statement of Assets and Liabilities                 PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$2,621,825,431).............................................................
   $ 3,350,154,542
Cash.........................................................................
 ...........................              259,868
Recievable for Fund shares
sold.........................................................................
          8,155,413
Dividends and interest
receivable...................................................................
 ....            7,342,692
Receivable for investments
sold.........................................................................
          5,020,397
Deferred expenses and other
assets......................................................................
            42,951

                               -----------------
   Total
assets.......................................................................
 ..................        3,370,975,863

                               -----------------
Liabilities
Payable for Fund shares
reacquired......................................................................
         42,383,021
Distribution fee
payable......................................................................
 ..........            2,070,371
Payable for investments
purchased.......................................................................
          1,648,899
Management fee
payable......................................................................
 ............            1,292,602
Accrued expenses and other
liabilities..................................................................
            651,610
Deferred Trustees'
fees.........................................................................
 ........               24,013
Forward contract - amount payable to
counterparties.....................................................
    6,157

                               -----------------
   Total
liabilities..................................................................
 ..................           48,076,673

                               -----------------
Net
Assets.......................................................................
 .......................      $ 3,322,899,190

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......      $     2,022,458
   Paid-in capital in excess of
par.....................................................................
 2,448,996,627

                               -----------------

                                 2,451,019,085
   Undistributed net investment
income..................................................................
    42,159,075
   Accumulated net realized gain on
investments.........................................................
101,398,076
   Net unrealized appreciation on investments and foreign
currencies....................................          728,322,954

                               -----------------
Net assets, December 31,
1995...........................................................................
    $ 3,322,899,190

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($1,158,110,658 / 70,464,888 shares of common stock issued and
outstanding).......................                 $16.44
   Maximum sales charge (5.00% of offering
price).......................................................
 .87

                               -----------------
   Maximum offering price to
public.....................................................................
            $17.31

                               -----------------

                               -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,140,894,944 / 130,326,420 shares of common stock issued and
outstanding)......................               $16.43

                               -----------------

                               -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($23,893,588 / 1,454,527 shares of common stock issued and
outstanding)...........................               $16.43

                               -----------------

                               -----------------

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31, 1995
                                               -----------------
Income
   Dividends (net of foreign withholding
      taxes of $752,910)....................     $  55,983,658
   Interest.................................        19,687,736
                                               -----------------
      Total income..........................        75,671,394
                                               -----------------
Expenses
   Distribution fee--Class A................         2,270,912
   Distribution fee--Class B................        18,911,600
   Distribution fee--Class C................           121,899
   Management fee...........................        13,027,717
   Transfer agent's fees and expenses.......         4,180,000
   Reports to shareholders..................           640,000
   Franchise taxes..........................           255,000
   Registration fees........................           242,000
   Custodian's fees and expenses............           200,000
   Insurance expense........................            71,000
   Legal fees and expenses..................            70,000
   Audit fee and expenses...................            55,000
   Directors' fees..........................            45,000
   Miscellaneous............................            13,526
                                               -----------------
      Total expenses........................        40,103,654
                                               -----------------
Net investment income.......................        35,567,740
                                               -----------------
Realized and Unrealized
Gain (Loss) on Investment and
Foreign Currency Transactions
Net realized gain on investment
   transactions.............................       221,104,455
                                               -----------------
Net change in unrealized appreciation/
   depreciation on:
   Investments..............................       482,830,366
   Foreign currencies.......................            (6,157)
                                               -----------------
                                                   482,824,209
                                               -----------------
Net gain on investments and foreign
   currencies...............................       703,928,664
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................     $ 739,496,404
                                               -----------------
                                               -----------------

PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                 Year Ended December 31,
in Net Assets                       1995               1994
Operations
   Net investment income.....  $    35,567,740    $    20,683,314
   Net realized gain on
      investments............      221,104,455         81,494,071
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currency
      transactions...........      482,824,209        (68,377,840)
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............      739,496,404         33,799,545
                               ---------------    ---------------
Net equalization
   debit/credit..............       (4,049,462)         6,402,186
                               ---------------    ---------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A................      (17,125,686)        (4,339,236)
      Class B................      (19,755,318)       (16,849,152)
      Class C................         (167,436)           (14,701)
                               ---------------    ---------------
                                   (37,048,440)       (21,203,089)
                               ---------------    ---------------
   Distributions from net
      realized capital gains
      Class A................      (43,407,909)       (12,591,770)
      Class B................      (84,861,913)       (91,043,748)
      Class C................         (795,345)           (95,226)
                               ---------------    ---------------
                                  (129,065,167)      (103,730,744)
                               ---------------    ---------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................    2,331,421,579      1,454,763,135
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........      156,970,117        117,059,026
   Cost of shares
      reacquired.............   (1,984,977,517)    (1,264,107,170)
                               ---------------    ---------------
   Net increase in net assets
      from
      Fund share
      transactions...........      503,414,179        307,714,991
                               ---------------    ---------------
Total increase...............    1,072,747,514        222,982,889
Net Assets
Beginning of year............    2,250,151,676      2,027,168,787
                               ---------------    ---------------
End of year..................  $ 3,322,899,190    $ 2,250,151,676
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and NASDAQ National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's
--------------------------------------------------------------------------------
-----                                  8
Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1%
of
the Fund's average daily net assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets under the Class B and C Plans of both the Class B and Class C shares, respectively, for the year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $2,251,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI advised the Fund that for the year ended December 31, 1995, it received approximately $3,461,900 and $8,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of approximately $3,427,000 for the services of PMFS. As of December 31, 1995, approximately $312,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the year ended December 31, 1995, PSI earned $82,445 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 aggregated $443,235,852 and $533,026,204, respectively.
At December 31, 1995, the Fund had an outstanding forward currency contract to purchase foreign currency as follows:

                                   Value at
       Foreign Currency         Settlement Date     Current
      Purchase Contracts            Payable          Value        Depreciaton
------------------------------  ---------------   ------------   --------------
Canadian Dollars
 expiring 11/15/96               $   1,474,191    $  1,468,034    $     (6,157)

The federal income tax basis of the Fund's investments at December 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $728,329,111 (gross unrealized appreciation--$815,973,531; gross unrealized depreciation--$87,644,420).
--------------------------------------------------------------------------------
                                                                         9 -----

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1995, the Fund has a 55.52% undivided interest in the joint account. The undivided interest for the Fund represents $642,246,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 5.80%, in the principal amount of $262,000,000, repurchase price $262,168,842, due 1/2/96. The value of the collateral including accrued interest was $267,947,172.
BT Securities Corp., 5.75%, in the principal amount of $61,765,000, repurchase price $61,804,460, due 1/2/96. The value of the collateral including accrued interest was $63,059,883.
Goldman, Sachs & Co., 5.90%, in the principal amount of $365,000,000, repurchase price $365,239,277, due 1/2/96. The value of the collateral including accrued interest was $372,300,053.
Morgan Stanley & Co. Inc., 5.89%, in the principal amount of $103,000,000, repurchase price $103,067,406, due 1/2/96. The value of the collateral including accrued interest was $105,192,608.
Smith Barney, Inc., 5.83%, in the principal amount of $365,000,000, repurchase price $365,236,438, due 1/2/96. The value of the collateral including accrued interest was $372,300,416.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 750 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock were as follows:

Class A                           Shares            Amount
---------------------------  ----------------   ---------------
Year ended December 31,
  1995:
Shares sold................      71,637,369     $ 1,094,814,294
Shares issued in
  reinvestment of dividends
  and distributions........       3,610,392          57,800,752
Shares reacquired..........     (66,953,389)     (1,028,414,685)
                             ----------------   ---------------
Net increase in shares
  outstanding before
  conversion from Class
  B........................       8,294,372         124,200,361
Shares issued upon
  conversion from Class
  B........................      41,288,563         582,060,191
                             ----------------   ---------------
Net increase in shares
  outstanding..............      49,582,935     $   706,260,552
                             ----------------   ---------------
                             ----------------   ---------------
Year ended December 31,
  1994:
Shares sold................      18,103,878     $   247,518,724
Shares issued in
  reinvestment of dividends
  and distributions........       1,247,329          16,412,624
Shares reacquired..........     (15,323,527)       (209,456,746)
                             ----------------   ---------------
Net increase in shares
  outstanding..............       4,027,680     $    54,474,602
                             ----------------   ---------------
                             ----------------   ---------------
Class B
Year ended December 31,
  1995:
Shares sold................      81,698,002     $ 1,215,662,984
Shares issued in
  reinvestment of dividends
  and distributions........       6,251,700          98,250,095
Shares reacquired..........     (65,164,474)       (953,481,508)
                             ----------------   ---------------
Net increase in shares
  outstanding before
  conversion...............      22,785,228         360,431,571
Shares reacquired upon
  conversion into Class
  A........................     (41,293,731)       (582,060,191)
                             ----------------   ---------------
Net decrease in shares
  outstanding..............     (18,508,503)    $  (221,628,620)
                             ----------------   ---------------
                             ----------------   ---------------

--------------------------------------------------------------------------------
-----                                  10

Notes to Financial Statements                       PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

Class B                           Shares            Amount
                             ----------------   ---------------
Year ended December 31,
  1994:
Shares sold................      89,556,181     $ 1,203,380,489
Shares issued in
  reinvestment of dividends
  and distributions........       7,818,109         100,544,482
Shares reacquired..........     (78,586,261)     (1,053,979,338)
                             ----------------   ---------------
Net increase in shares
  outstanding..............      18,788,029     $   249,945,633
                             ----------------   ---------------
                             ----------------   ---------------
Class C
Year ended December 31,
  1995:
Shares sold................       1,352,277     $    20,944,301
Shares issued in
  reinvestment of dividends
  and distributions........          57,365             919,269
Shares reacquired..........        (193,799)         (3,081,322)
                             ----------------   ---------------
Net increase in shares
  outstanding..............       1,215,843     $    18,782,248
                             ----------------   ---------------
                             ----------------   ---------------
August 1, 1994(a) through
  December 31, 1994
Shares sold................         279,964     $     3,863,922
Shares issued in
  reinvestment of dividends
  and distributions........           7,877             101,920
Shares reacquired..........         (49,158)           (671,086)
                             ----------------   ---------------
Net increase in shares
  outstanding..............         238,683     $     3,294,756
                             ----------------   ---------------
                             ----------------   ---------------

---------------
(a) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
                                                                        11 -----

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class
A

-------------------------------------------------------------
                                                                Year Ended
December 31,

-------------------------------------------------------------
                                                1995          1994         1993
       1992        1991
                                             ----------     --------
--------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $    13.24     $  13.80     $
12.07     $  11.39     $  9.84
                                             ----------     --------
--------     --------     -------
Income from investment operations
Net investment income.....................          .27          .22
 .23          .24         .27
Net realized and unrealized gain on
   investments and foreign currencies.....         3.88          .09
2.42         1.30        2.09
                                             ----------     --------
--------     --------     -------
   Total from investment operations.......         4.15          .31
2.65         1.54        2.36
                                             ----------     --------
--------     --------     -------
Less distributions
Dividends from net investment income......         (.27)        (.22)
(.22)        (.23)       (.24)
Distributions from net realized capital
   gains..................................         (.68)        (.65)
(.70)        (.63)       (.57)
                                             ----------     --------
--------     --------     -------
   Total distributions....................         (.95)        (.87)
(.92)        (.86)       (.81)
                                             ----------     --------
--------     --------     -------
Net asset value, end of year..............   $    16.44     $  13.24     $
13.80     $  12.07     $ 11.39
                                             ----------     --------
--------     --------     -------
                                             ----------     --------
--------     --------     -------
TOTAL RETURN(a):..........................        31.58%        2.38%
22.14%       13.65%      24.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............   $1,158,111     $276,412
$232,535     $136,834     $82,845
Average net assets (000)..................   $  908,365     $254,596
$190,778     $111,489     $57,845
Ratios to average net assets:
   Expenses, including distribution
      fees................................          .91%        1.00%
 .91%         .94%        .97%
   Expenses, excluding distribution
      fees................................          .66%         .75%
 .71%         .74%        .77%
   Net investment income..................         1.82%        1.62%
1.71%        1.91%       2.36%
For Class A, B and C shares:
   Portfolio turnover.....................           18%          12%
21%          22%         19%
   Average commission rate paid per
      share...............................       $.0501          N/A
N/A          N/A         N/A

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

Financial Highlights                                PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class
B                                      Class C

--------------------------------------------------------------------
------------
                                                                   Year Ended
December 31,                             Year Ended

--------------------------------------------------------------------
December 31,
                                                1995           1994
1993           1992          1991           1995
                                             ----------     ----------
----------     ----------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $    13.24     $    13.80     $
 12.08     $    11.40     $   9.85       $  13.24
                                             ----------     ----------
----------     ----------     --------       --------
Income from investment operations
Net investment income.....................          .16            .12
   .12            .14          .18            .16
Net realized and unrealized gain (loss) on
   investments and foreign currencies.....         3.87            .09
  2.42           1.30         2.09           3.87
                                             ----------     ----------
----------     ----------     --------       --------
   Total from investment operations.......         4.03            .21
  2.54           1.44         2.27           4.03
                                             ----------     ----------
----------     ----------     --------       --------
Less distributions
Dividends from net investment income......         (.16)          (.12)
  (.12)          (.13)        (.15)          (.16)
Distributions from net realized capital
   gains..................................         (.68)          (.65)
  (.70)          (.63)        (.57)          (.68)
                                             ----------     ----------
----------     ----------     --------       --------
   Total distributions....................         (.84)          (.77)
  (.82)          (.76)        (.72)          (.84)
                                             ----------     ----------
----------     ----------     --------       --------
Net asset value, end of period............   $    16.43     $    13.24     $
 13.80     $    12.08     $  11.40       $  16.43
                                             ----------     ----------
----------     ----------     --------       --------
                                             ----------     ----------
----------     ----------     --------       --------
TOTAL RETURN(a):..........................        30.62%          1.60%
 21.13%         12.72%       23.55%         30.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $2,140,895     $1,970,580
$1,794,634     $1,203,740     $904,382       $ 23,894
Average net assets (000)..................   $1,891,160     $1,901,972
$1,522,992     $1,042,028     $757,485       $ 12,190
Ratios to average net assets:
   Expenses, including distribution
      fees................................         1.66%          1.75%
  1.71%          1.74%        1.77%          1.66%
   Expenses, excluding distribution
      fees................................          .66%           .75%
   .71%           .74%         .77%           .66%
   Net investment income..................          .99%           .87%
   .91%          1.11%        1.56%          1.03%
                                             August 1,
                                              1994(c)
                                              through
                                            December 31,
                                                1994
                                            ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......     $14.02
                                                -----

Income from investment operations
Net investment income.....................        .09
Net realized and unrealized gain (loss) on
   investments and foreign currencies.....       (.10)
                                                -----

   Total from investment operations.......       (.01)
                                                -----

Less distributions
Dividends from net investment income......       (.12)
Distributions from net realized capital
   gains..................................       (.65)
                                                -----

   Total distributions....................       (.77)
                                                -----

Net asset value, end of period............     $13.24
                                                -----
                                                -----

TOTAL RETURN(a):..........................        .01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........     $3,160
Average net assets (000)..................     $1,847
Ratios to average net assets:
   Expenses, including distribution
      fees................................       1.83%(b)
   Expenses, excluding distribution
      fees................................        .83%(b)
   Net investment income..................        .90%(b)

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Report of Independent Accountants                   PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 23, 1996

Tax Information                                     PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1995) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1995 the Fund paid distributions to Class A shares totalling $0.9475 per share, comprised of $0.27 per share of net investment income which are taxable as ordinary income and $.6775 per share of net long-term capital gains. The Fund paid distributions to Class B and C shares totalling $0.8375 per share, comprised of $.0.16 per share of net investment income which are taxable as ordinary income and $.6775 per share of net long-term capital gains. Further, we
wish to advise you that 59% of the ordinary income dividends paid in 1995 qualified for the corporate dividends received deduction available to corporate taxpayers.
--------------------------------------------------------------------------------
-----                                  14

Getting
The Most
From Your
Prudential
Mutual
Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.

A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.

Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting
The Most
From Your
Prudential
Mutual
Fund

Change Your Mind.
You can exchange your shares in most Prudential Mutual Funds for shares in most other Prudential Mutual Funds, without charges. This may be most helpful if your investment needs change.

Reinvest Dividends Free Of Charge.
Reinvest your dividends and/or capital gains distributions automatically -- without charge.

Invest For Retirement.There is no minimum investment for an IRA. Plus, you defer taxes on your investment earnings by investing in an IRA.

If you'd like, you can contribute up to $2,000 a year in an IRA. If you are married, you and your spouse (if not working outside the home) can contribute up to $2,250 a year. (Withdrawals are taxed as ordinary income and may be subject to a 10% penalty prior to age 59 1/2.)

Change Your Job.
You can take your pension with you. Use a rollover IRA to manage your company-sponsored retirement plan while retaining the special tax-deferred advantages.

Invest In Your Children.
There's no fee to open a custodial account for a child's education or other needs.

Take Income.
Would you like to receive monthly or quarterly checks in any amount from your fund account? Just let us know. We'll take care of it. Of course, there are minimum amounts. And shares redeemed may be subject to tax, and Class B and C shares may be subject to contingent deferred sales charges. We'll gladly answer your questions.

Keep Informed.
We want to keep you up-to-date. Of course, you receive account activity statements every quarter. But you also receive annual and semi-annual fund reports, as well as other important updates on events that affect your investments, including tax information.

This material is only authorized for distribution when preceded or accompanied by a current prospectus. Read the prospectus carefully before you invest or send money.

--Prudential Equity Fund                  ==S & P 500 Index

The Prudential Equity Fund, Inc. and the S & P 500 Index:
Comparing a $10,000 Investment.

Average Annual
Total Returns
-----------------------
With Sales Load
14.6% Since Inception
17.2% for 5 Years
25.0% for 1 Year
                                                 Class A
                                                 (GRAPH)
Without Sales Load
15.6% Since Inception
18.5% for 5 Years
31.6% for 1 Year


Average Annual
Total Returns
------------------
With Sales Load
16.6% Since Inception
14.1% for 10 Years
17.4% for 5 Years
25.6% for 1 Year
                                                 Class B
                                                 (GRAPH)
Without Sales Load
16.6% Since Inception
14.1% for 10 Years
17.5% for 5 Years
30.6% for 1 Year


Average Annual
Total Returns
-------------------
With Sales Load
20.9% Since Inception
29.6% for 1 Year
                                                 Class C
                                                 (GRAPH)
Without Sales Load
20.9% Since Inception
30.6% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Equity Fund (Class A,
Class B and Class C) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations for Class A and Class C shares, and 10 years for Class B shares, and subsequent account values at the end of this reporting period (December
31), as measured on a quarterly basis, beginning in 1990 for Class A shares, 1985 for Class B shares and 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
Nancy Hays Teeters

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

744316100  MF101E
744316209  Cat. #4331473
744316308